Nature of operations	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of operations

1.       Nature of operations

Innovation Beverage Group Limited (“IBG” or the “Company”) is a developer, manufacturer and exporter of a growing portfolio of alcoholic and non-alcoholic brands of beverages. Its distribution capabilities include sales to large distributors and high-margin direct-to-consumer sales. IBG is located in Seven Hills, New South Wales, Australia.

IBG has partnered with Coca Cola Europacific Partners (CCEP), the world’s largest Coca-Cola bottler, to exclusively distribute IBG Bitters in Australia, while retaining the rights throughout the rest of the world.

IBG focuses on direct-to-consumer (DTC) sales through its network of technology-focused retail marketplaces and established BevMart, a DTC marketplace, in Australia in May 2021 and in the United States in November 2021. On November 3, 2021, IBG acquired 100% of the outstanding equity interests in REG Liquors, LLC d/b/a Wired for Wine (“W4W”), located in Stockton, New Jersey. W4W and BevMart USA, LLC are wholly owned subsidiaries of IBG.

IBG successfully closed its initial public offering (IPO) on September 27, 2024, raising $5.4 million in gross proceeds through the sale of 1,350,000 ordinary shares at $4.00 per share. The Company’s ordinary shares began trading on the Nasdaq Capital Market under the ticker symbol “IBG” on September 26, 2024.